          MORTGAGE





                        ADVANTUS MORTGAGE SECURITIES FUND
             SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001






FIXED INCOME
[GRAPHIC]                                                      [LOGO]
                                                          ADVANTUS-TM-
                                                         FAMILY OF FUNDS

ADVANTUS Mortgage Securities Fund
TABLE OF CONTENTS


PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         8


STATEMENT OF ASSETS
AND LIABILITIES                   12


STATEMENT OF
OPERATIONS                        13


STATEMENTS OF CHANGES
IN NET ASSETS                     14


NOTES TO FINANCIAL
STATEMENTS                        15


SHAREHOLDER SERVICES              20

Letter from the President

                                                [PHOTO OF WILLIAM N. WESTHOFF]
Dear Shareholder:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

PERFORMANCE UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA
PORTFOLIO MANAGER

The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund hopes to achieve its income objective by investing primarily in a diversified portfolio of mortgage-related securities.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

ADVANTUS Mortgage Securities Fund
Performance Overview

The performance of the Advantus Mortgage Securities Fund for the six-month period ended March 31, 2001 was as follows for the three classes of shares currently outstanding:


      CLASS A   ...........................         7.55 PERCENT*
      CLASS B   ...........................         7.25 PERCENT*
      CLASS C   ...........................         7.15 PERCENT*

The Fund's benchmark index, the Lehman Mortgage Index**, returned 6.71 percent for the same period.


Performance Analysis

The fixed income market was bolstered throughout this reporting period by a slowing economy and dismal performance in the equity market. In the first calendar quarter of 2001, there was a constant tug-of-war between the stock market and bond market, as bonds strengthened, stocks weakened, and vise versa. In an effort to reignite the sluggish economy, the Federal Reserve cut the Fed Funds rate in three separate actions since January totalling 150 basis points (1.50 percent). This has been the most aggressive Fed easing since 1998.

Slower growth, continued low inflation, and lower interest rates created optimal conditions for fixed-income investors. Due to a continued flow of weak economic numbers and falling stock prices, the Treasury curve has gone through a metamorphosis. In only three months, the inverted yield curve has reshaped and is now positively sloped. Spreads are also wider across the yield curve given the pronounced rally in the short side of the market, and overall interest rates are moving closer to their lowest levels since 1998.

The Advantus Mortgage Securities Fund remains focused on high-quality securities. It is broadly diversified and well-insulated against the ongoing blasts of prepayments. We continue to favor securities with favorable prepayment characteristics and improving credit stories. It was primarily because of our modestly longer duration posture, which was 3.45 years for the Fund compared to
3.15 years for the Lehman Mortgage Index**, the Fund's benchmark, and use of investment grade mortgage credits (average credit rating in the Portfolio is AA-rated) that we were able to outperform our benchmark and peer group.

Inherent to mortgage securities is the risk that mortgage holders will pay off their mortgages before they mature. We have said it before, and it bears repeating: Prepayments are a fact of life in this asset class. Prepayment risk is not only a manageable risk, but a risk investors have historically been paid handsomely to carry, especially for securities moderately sensitive to early repayment. We always anticipate some level of prepayment activity, and have structured the portfolio to weather this risk. Prepayment-protected securities, such as commercial mortgages, seasoned mortgages and collaterized mortgage-backed securities, make up nearly 60 percent of our holdings. The Advantus Mortgage Securities Fund adheres to a high-coupon, light diet, and we remain underweighted in those securities and sectors experiencing the glut of this refinancing cycle.

The credit quality of the mortgage market remains strong. However, as we monitor credit quality in the overall mortgage market, we have noticed pockets of weakness in specific types of loans and geographic markets, such as subprime borrowers and Silicon Valley in California. Some new economy sectors are experiencing an old economy business cycle - and will need to be monitored closely. The average credit quality of the Advantus Mortgage Securities Fund remains strong (AA-).


Outlook

We believe that the majority of the fixed income rally is behind us, but that rates will remain close to these lower levels. With the Fed becoming aggressive and mortgages trading "cheap" to Treasuries, we anticipate continued strong, steady performance from spread product (i.e., non-Treasury bonds). We believe that fixed income - particularly mortgage securities - is a strong corridor. Even though this year may not be as rewarding as last year to mortgage securities, we believe returns will still reach into the high single digits. We expect that longer maturity interest rates will gradually rise as the recovering equity markets - and the likely approval of a federal tax cut - will put pressure on some sections of the fixed income market. We also anticipate further easing by the Fed and lower short-term rates.

For Advantus, investing in mortgage securities has always been about more than just capturing high levels of income. It is also about the opportunity for and pursuit of capital gains through relative value active investing. Our opportunistic fixed income strategy continues to employ just that philosophy throughout the whole mortgage market. Tactically owning index and non-index mortgage securities improves the breadth and depth of our asset allocation decisions which, in turn, begins with the adherence to a disciplined and consistent security selection process. The virtues of prudent diversification and active management keep us focused on the sweetest sectors and securities of the mortgage market and create long-term shareholder value.


* HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. THESE PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT OF CLASS A'S MAXIMUM 4.5 PERCENT FRONT-END SALES CHARGE OR CLASS B'S MAXIMUM 5 PERCENT CONTINGENT DEFERRED SALES CHARGE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED BENCHMARK COMPOSITE WHICH INCLUDES ALL FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) AND FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA).

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1991 through March 31, 2001. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through March 31, 2001.


                                     CLASS A

                                     [CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year            8.19%
  Five year           6.85%
  Ten year            7.30%

                                         Lehman Brothers
                                         Mortgage-Backed
            Class A      CPI            Securities Index
3/31/1991    $9,551    $10,000               $10,000
9/30/1991   $10,223     $9,963               $10,748
9/30/1992   $11,419    $10,649               $11,922
9/30/1993   $12,413    $10,936               $12,713
9/30/1994   $11,960    $11,313               $12,547
9/30/1995   $13,578    $11,562               $14,243
9/30/1996   $14,234    $11,909               $15,069
9/30/1997   $15,709    $12,174               $16,582
9/30/1998   $17,081    $12,347               $18,012
9/30/1999   $17,467    $12,672               $18,419
9/30/2000   $18,811    $13,102               $19,789
3/31/2001   $20,232    $13,059               $21,117

                                     CLASS B

                                     [CHART]


AVERAGE ANNUAL TOTAL RETURN:

Class B:
  One year                      7.54%
  Five year                     6.85%
  Since Inception (8/19/94)     7.40%

                                             Lehman Brothers
                                             Mortgage-Backed
              Class B        CPI            Securities Index
8/19/1994     $10,000      $10,000             $10,000
9/30/1994      $9,928      $10,067              $9,874
9/30/1995     $10,742      $10,289             $11,209
9/30/1996     $11,297      $10,598             $11,859
9/30/1997     $12,521      $10,833             $13,049
9/30/1998     $13,633      $10,987             $14,175
9/30/1999     $13,840      $11,276             $14,495
9/30/2000     $14,955      $11,659             $15,573
3/31/2001     $16,038      $11,840             $16,618

                                     CLASS C

                                     [CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class C:
  One year                             12.44%
  Five year                             7.07%
  Since inception (3/1/95)              7.41%

                                        Lehman Brothers
                                        Mortgage-Backed
             Class C      CPI          Securities Index
 3/1/1995    $10,000    $10,000             $10,000
9/30/1995    $10,791    $10,146             $10,793
9/30/1996    $11,230    $10,450             $11,419
9/30/1997    $12,314    $10,682             $12,565
9/30/1998    $13,290    $10,834             $13,649
9/30/1999    $13,489    $11,119             $13,957
9/30/2000    $14,419    $11,497             $14,995
3/31/2001    $15,450    $11,675             $16,002

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS
                                                                                            MARKET         % OF BOND
COMPANY                                                                                      VALUE         PORTFOLIO
-------                                                                                     ------         ---------
Countrywide Funding Corporation - 7.000%, 06/25/24 ...................................   $ 2,215,418          4.1%
Residential Accredit Loans, Inc. - 7.000%, 10/25/27 ..................................     1,626,580          3.0%
Chase Mortgage Finance Corporation - 6.750%, 11/25/24 ................................     1,609,296          2.9%
Chase Mortgage Finance Corporation - 6.750%, 02/25/25 ................................     1,473,669          2.7%
Asset Securitization Corporation - 8.147%, 08/13/29 ..................................     1,385,101          2.5%
Securitized Asset Sales, Inc. - 144A Issue - 6.808%, 11/28/23 ........................     1,375,360          2.5%
Prudential Home Mortgage Securities - 6.500%, 10/25/23 ...............................     1,373,766          2.5%
Fortress CBO Investments I Limited - 144A Issue - 7.850%, 07/25/38 ...................     1,360,380          2.5%
Park Avenue Finance Corporation - 144A Issue - 7.680%, 05/12/07 ......................     1,274,364          2.3%
Prudential Home Mortgage Securities - 144A Issue - 6.798%, 04/28/24 ..................     1,251,860          2.3%
                                                                                         -----------         ----
                                                                                         $14,945,794         27.3%
                                                                                         ===========         ====


                         PRUDENT SECTOR DIVERSIFICATION

                                   [CHART]

Other Agency Obligations ..........................................    (1.8%)
Preferred Stock ...................................................    (0.9%)
Cash and Other Assets/Liabilities .................................    (4.8%)
Non-Agency Commercial MBS .........................................   (13.2%)
FNMA ..............................................................    (4.4%)
FHLMC .............................................................    (0.7%)
GNMA ..............................................................   (14.6%)
Vendee Mortgage Trust .............................................    (2.7%)
Non-Agency Subprime Residential MBS ...............................    (2.6%)
Non-Agency Prime Residential MBS ..................................   (54.3%)

                                 SOLID LIQUIDITY

                                   [CHART]

Cash and Other Assets/Liabilities .................................    (4.8%)
Preferred Stock ...................................................    (0.9%)
Liquid 144A Issues ................................................   (12.6%)
Illiquid 144A Issues and Other Private Placement Illiquid Issues ..   (11.4%)
Public Issues .....................................................   (70.3%)

                               HIGH QUALITY ASSETS

                                   [CHART]

Preferred Stock ...................................................    (0.9%)
Cash and Other Assets/Liabilities .................................    (4.8%)
BB Rated ..........................................................    (7.1%)
BBB Rated .........................................................   (18.2%)
AAA Rated .........................................................   (42.2%)
A Rated ...........................................................   (13.7%)
AA Rated ..........................................................   (13.1%)

ADVANTUS Mortgage Securities Fund
Investments in Securities
MARCH 31, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                           MARKET
PRINCIPAL                                                                        COUPON  MATURITY         VALUE(a)
---------                                                                        ------  --------         --------
LONG-TERM DEBT SECURITIES (94.3%)
      U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (24.2%)
      Federal Home Loan Mortgage Corporation (FHLMC) (.7%)
   $  370,342   .........................................................        6.500%  12/01/23      $   411,566

      Federal National Mortgage Corporation (FNMA) (4.4%)
      917,981   .........................................................        6.500%  05/01/28          923,747
      650,561   .........................................................        6.500%  10/01/28          642,043
      508,153   .........................................................        7.000%  02/01/29          505,614
      503,452   .........................................................        7.000%  01/01/31          505,086
                                                                                                       -----------
                                                                                                         2,576,490
                                                                                                       -----------
      Government National Mortgage Association (GNMA) (14.6%)
      537,855   .........................................................        6.500%  11/15/28          530,292
    1,062,746   .........................................................        6.500%  03/15/29        1,068,103
      408,773   .........................................................        6.500%  03/15/29          424,517
      858,426   .........................................................        6.500%  03/15/29          860,759
      326,225   .........................................................        7.000%  03/15/29          346,403
      343,231   .........................................................        7.000%  04/15/29          364,639
      504,770   .........................................................        7.000%  01/15/31          507,422
    1,212,897   .........................................................        7.000%  01/15/31        1,218,828
      302,688   .........................................................        7.000%  03/01/31          304,726
      429,818   .........................................................        7.500%  09/15/29          440,673
      268,472   .........................................................        7.500%  12/15/29          276,804
      832,960   .........................................................        7.875%  05/15/17          891,061
      501,083   .........................................................        1.376%  07/16/40          500,000
      303,906   .........................................................        7.000%  03/15/31          304,678
      385,772   .........................................................        7.500%  08/15/29          397,682
                                                                                                       -----------
                                                                                                         8,436,587
                                                                                                       -----------
      Other Agency Obligations (1.8%)
      212,137   Collateralized Mortgage Trust............................        5.000%  07/01/18          217,244
      822,902   Pleasant Hill California.................................        7.950%  09/20/15          845,574
                                                                                                       -----------
                                                                                                         1,062,818
                                                                                                       -----------
      Vendee Mortgage Trust (2.7%)
      951,812   (c)......................................................        7.205%  02/15/25          993,067
      550,009   (c)......................................................        7.793%  02/15/25          594,419
                                                                                                       -----------
                                                                                                         1,587,486
                                                                                                       -----------
               Total U.S. government and agencies obligations (cost: $13,766,971)................       14,074,947
                                                                                                       -----------
      OTHER MORTGAGE-BACKED SECURITIES (70.1%)
      Non-Agency Commercial Mortgage-Backed Securities (13.2%)
           --   Asset Securitization Corporation (e).....................        8.147%  08/13/29        1,385,101
    1,000,000   Covance, Inc.............................................        6.250%  12/01/22          999,029
    1,250,048   Fortress CBO Investments I Limited-144A Issue (d)........        7.850%  07/25/38        1,360,380

               See accompanying notes to investments in securities.

                                               ADVANTUS Mortgage Securities Fund
                                           Investments in Securities - continued

                                                                                                           MARKET
PRINCIPAL                                                                        COUPON  MATURITY         VALUE(a)
---------                                                                        ------  --------         --------
      OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
   $1,014,890   Nomura Asset Securities Corporation......................        6.893%  04/13/36      $ 1,056,522
      225,184   Park Avenue Finance Corporation-144A Issue (f)...........        7.580%  05/12/07          228,625
    1,223,137   Park Avenue Finance Corporation-144A Issue (f)...........        7.680%  05/12/07        1,274,364
    1,326,693   Securitized Asset Sales, Inc.-144A Issue (f).............        6.808%  11/28/23        1,375,360
                                                                                                       -----------
                                                                                                         7,679,381
                                                                                                       -----------
      Non-Agency Prime Residential Mortgage-Backed Securities (54.3%)
       35,122   Bear Stearns Mortgage Securities, Inc....................        6.750%  04/30/30        1,216,617
      680,965   Bear Stearns Mortgage Securities, Inc....................        8.000%  11/25/29          684,693
    1,608,072   Chase Mortgage Finance Corporation.......................        6.750%  11/25/24        1,609,296
    1,380,981   Chase Mortgage Finance Corporation.......................        6.750%  02/25/25        1,473,669
      957,369   Chase Mortgage Finance Corporation
                -144A Issue (f)..........................................        6.631%  03/28/25        1,047,022
      276,168   CitiCorporation Mortgage Securities, Inc.
                -144A Issue (d)..........................................        7.250%  08/25/27          282,128
      736,442   Countrywide Funding Corporation..........................        6.625%  02/26/24          790,176
    2,080,790   Countrywide Funding Corporation..........................        7.000%  06/26/24        2,215,418
    1,184,528   Countrywide Funding Corporation..........................        7.250%  02/26/28        1,236,320
    1,147,399   CSFB Finance Company-144A Issue (d)......................       10.000%  11/15/05        1,040,750
    1,179,196   DLJ Mortgage Acceptance Corporation......................        6.750%  01/25/24        1,194,369
      385,529   FBS Mortgage Corporation (d).............................        7.280%  06/25/23          414,299
      285,795   First Union Corporation..................................        6.991%  09/25/26          315,053
      421,557   GE Capital Mortgage Services, Inc........................        6.000%  04/25/09          447,067
      345,007   GE Capital Mortgage Services, Inc........................        6.750%  11/25/28          376,724
    1,183,691   GE Capital Mortgage Services, Inc........................        7.000%  03/25/26        1,234,150
      587,407   GE Capital Mortgage Services, Inc.
                -144A Issue (f)..........................................        6.000%  11/25/08          624,793
      512,385   GE Capital Mortgage Services, Inc.
                -144A Issue (f)..........................................        6.500%  01/25/24          516,433
      638,723   General Electric Capital Corporation.....................        6.750%  09/25/12          649,347
      761,570   GMAC Commercial Mortgage Securities (d)..................        5.940%  12/15/03          779,224
      967,304   GS Mortgage Securities Corporation II....................        6.809%  07/13/30        1,022,470
      602,956   Norwest Mortgage, Inc....................................        7.500%  12/25/26          599,236
      873,232   Paine Webber Mortgage Acceptance Corporation.............        6.938%  02/25/24          943,768
      541,269   Paine Webber Mortgage Acceptance Corporation.............        8.125%  07/25/09          541,832
      638,958   Paine Webber Mortgage Acceptance Corporation
                -144A Issue (f)..........................................        6.460%  04/29/24          633,105
      599,538   Private Resecuritization Trust-144A Issue (f)............        7.008%  12/28/27          594,417
    1,040,674   Prudential Home Mortgage Securities......................        6.050%  04/25/24        1,060,417
    1,358,311   Prudential Home Mortgage Securities......................        6.500%  10/25/23        1,373,766
    1,221,145   Prudential Home Mortgage Securities......................        6.500%  04/25/26        1,223,536
    1,181,215   Prudential Home Mortgage Securities
                -144A Issue (d)..........................................        6.798%  04/28/24        1,251,860
      990,023   Prudential Home Mortgage Securities
                -144A Issue (f)..........................................        7.338%  09/28/24        1,022,189

               See accompanying notes to investments in securities.

ADVANTUS Mortgage Securities Fund
Investments in Securities - continued

                                                                                                           MARKET
PRINCIPAL                                                                        COUPON  MATURITY         VALUE(a)
---------                                                                        ------  --------         --------
      OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$      18,770   Residential Accredit Loans, Inc..........................        7.000%  10/25/27     $  1,626,580
      465,403   Residential Funding Mortgage.............................        7.250%  07/25/11          485,252
      629,928   Residential Funding Mortgage Securities..................        7.000%  05/25/12          699,108
      238,891   Wyoming Community Development Authority..................        6.850%  06/01/10          247,319
                                                                                                       -----------
                                                                                                        31,472,403
                                                                                                       -----------
      Non-Agency Sub-Prime Residential Mortgage-Backed Securities (2.6%)
      608,171   Banco Hipotecario Nacional-144A Issue (b) (d)............        7.540%  05/31/17          645,445
      794,469   Banco Hipotecario Nacional-144A Issue (b) (d)............        7.916%  07/25/09          839,385
                                                                                                       -----------
                                                                                                         1,484,830
                                                                                                       -----------
               Total other mortgage-backed securities (cost: $36,519,762)........................       40,636,614
                                                                                                       -----------
               Total long-term debt securities (cost: $50,286,733)...............................       54,711,561
                                                                                                       -----------

SHARES
------

PREFERRED STOCK (.9%)
      FINANCIAL (.9%)
      Real Estate Investment Trust (.9%)
     11,000    Duke Realty Investments, Inc. - 7.99%.............................................          493,282
                                                                                                       -----------
               Total preferred stock (cost: $550,000)............................................          493,282
                                                                                                       -----------

PRINCIPAL
---------

SHORT-TERM SECURITIES (5.0%)
    499,913    American Home Products Corporation................................................          499,782
  2,393,132    Federated Money Market Obligations Trust -
                Prime Obligation Fund, current rate 5.410%.......................................        2,393,132
                                                                                                       -----------
               Total short-term securities (cost: $2,893,045)....................................        2,892,914
                                                                                                       -----------
               Total investments in securities (cost: $53,729,778)(g)............................      $58,097,757
                                                                                                       ===========
NOTES TO INVESTMENTS IN SECURITIES
---------------------
(a)  Securities are valued by procedures described in note 2 to the financial statements.
(b)  The Fund held 2.6% of net assets in foreign securities as of March 31,
     2001.
(c)  Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at March 31, 2001.

               See accompanying notes to investments in securities.

                                             ADVANTUS Mortgage Securities Fund
                                           Investments in Securities - continued

(d) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at March 31, 2001, which includes acquisition date and cost, is as follows:

                                                                                         ACQUISITION
    SECURITY:                                                                                DATE           COST
    ---------                                                                            -----------        ----
    Banco Hipotecario Nacional 144A Issue*............................................    5/18/2000    $   600,896
    Banco Hipotecario Nacional 144A Issue*............................................     various         770,223
    CSFB Finance Company 144A Issue*..................................................     various       1,145,969
    CitiCorporation Mortgage Securities, Inc. 144A Issue*.............................     various         276,091
    FBS Mortgage Corporation..........................................................    8/15/2000        384,547
    Fortress CBO Investments I Limited 144A Issue*....................................    7/26/2000      1,244,531
    GMAC Commercial Mortgage Securities Corporation II................................    1/12/2001        759,443
    Prudential Home Mortgage Securities 144A Issue*...................................    8/24/2000      1,180,119
                                                                                                       -----------
                                                                                                        $6,361,819
                                                                                                       ===========

    * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.

(g) At March 31, 2001 the cost of securities for federal income tax purposes was $56,406,017. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation...............................    $1,829,937
     Gross unrealized depreciation...............................      (138,197)
                                                                     ----------
     Net unrealized appreciation.................................    $1,691,740
                                                                     ==========


               See accompanying notes to investments in securities.

ADVANTUS Mortgage Securities Fund
Statement of Assets and Liabilities
MARCH 31, 2001
(UNAUDITED)

                                                          ASSETS
Investments in securities, at market value - see accompanying schedule for
   detailed listing (identified cost:  $53,729,778)...............................................      $58,097,757
Cash in bank on demand deposit....................................................................           52,558
Receivable for Fund shares sold...................................................................          208,007
Receivable for investment securities sold.........................................................           85,038
Accrued interest receivable.......................................................................          385,388
Other receivables.................................................................................              173
                                                                                                        -----------
   Total assets ..................................................................................       58,828,921
                                                                                                        -----------
                                                        LIABILITIES
Payable for investment securities purchased.......................................................          652,899
Payable for Fund shares redeemed..................................................................           26,158
Dividends payable to shareholders.................................................................           82,591
Payable to Adviser................................................................................           59,223
                                                                                                        -----------
     Total liabilities............................................................................          820,871
                                                                                                        -----------

Net assets applicable to outstanding capital stock................................................      $58,008,050
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value (note 1)........................................................      $    53,941
   Additional paid-in capital.....................................................................       57,057,614
   Undistributed (distributions in excess of) net investment income...............................         (208,795)
Accumulated net realized losses from investments..................................................       (3,262,689)
Unrealized appreciation on investments............................................................        4,367,979
                                                                                                        -----------
   Total - representing net assets applicable to outstanding capital stock........................      $58,008,050
                                                                                                        ===========
Net assets applicable to outstanding Class A shares...............................................      $35,818,212
                                                                                                        ===========
Net assets applicable to outstanding Class B shares...............................................      $18,192,694
                                                                                                        ===========
Net assets applicable to outstanding Class C shares...............................................      $ 3,997,144
                                                                                                        ===========
Shares outstanding and net asset value per share:
Class A - Shares outstanding 3,333,048............................................................      $     10.75
                                                                                                        ===========
Class B - Shares outstanding 1,689,265............................................................      $     10.77
                                                                                                        ===========
Class C - Shares outstanding 371,759..............................................................      $     10.75
                                                                                                        ===========

                       See accompanying notes to financial statements.

                                            ADVANTUS Mortgage Securities Fund
                                                      Statement of Operations
                                PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
                                                                  (UNAUDITED)


Investment income:
   Interest........................................................................................     $ 1,950,520
   Dividends.......................................................................................          30,455
                                                                                                        -----------
       Total investment income.....................................................................       1,980,975
                                                                                                        -----------
Expenses (note 4):
   Investment advisory fee.........................................................................         122,860
   Rule 12b-1 fees - Class A.......................................................................          41,193
   Rule 12b-1 fees - Class B.......................................................................          77,420
   Rule 12b-1 fees - Class C.......................................................................          16,461
   Administrative services fee.....................................................................          37,200
   Transfer agent fees.............................................................................          61,260
   Custodian fees..................................................................................           3,549
   Auditing and accounting services................................................................          11,625
   Legal fees......................................................................................           3,682
   Directors' fees.................................................................................             520
   Registration fees...............................................................................          23,264
   Printing and shareholder reports................................................................          20,244
   Insurance.......................................................................................           1,083
   Other...........................................................................................           2,464
                                                                                                        -----------
       Total expenses..............................................................................         422,825
                                                                                                        -----------
   Less fees and expenses waived or absorbed by Adviser:
     Other waived fees.............................................................................        (106,693)
                                                                                                        -----------
       Total net expenses..........................................................................         316,132
                                                                                                        -----------
       Investment income - net.....................................................................       1,664,843
                                                                                                        -----------

Realized and unrealized gain (losses) on investments:
   Net realized losses on investments (note 3).....................................................      (2,624,135)
   Net change in unrealized appreciation or depreciation on investments............................       4,596,521
                                                                                                        -----------
       Net gains on investments....................................................................       1,972,386
                                                                                                        -----------
Net decrease in net assets resulting from operations...............................................     $ 3,637,229
                                                                                                        ===========


                       See accompanying notes to financial statements.

ADVANTUS Mortgage Securities Fund
Statements of Changes in Net Assets
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                         2001             2000
                                                                                      -----------      ------------
Operations:
   Investment income - net........................................................     $ 1,664,843      $ 3,192,747
   Net realized gain (loss) on investments........................................      (2,624,135)        (104,813)
   Net change in unrealized appreciation or depreciation
     on investments...............................................................       4,596,521          395,573
                                                                                       -----------      -----------
       Increase in net assets resulting from operations...........................       3,637,229        3,483,507
                                                                                       -----------      -----------
Distributions to shareholders from net investment income:
     Class A......................................................................       1,188,640)      (2,143,078)
     Class B......................................................................        (499,772)        (840,527)
     Class C......................................................................        (105,838)        (207,848)
   Tax return of capital:
     Class A......................................................................              --          (45,216)
     Class B......................................................................              --          (17,734)
     Class C......................................................................              --           (4,385)
                                                                                       -----------      -----------
       Total distributions........................................................      (1,794,250)      (3,258,788)
                                                                                       -----------      -----------
Capital share transactions (notes 4 and 5):
   Proceeds from sales:
     Class A......................................................................       5,212,700        4,645,542
     Class B......................................................................       3,974,690        3,287,217
     Class C......................................................................       1,404,502        1,361,749
   Proceeds from issuance of shares as a result of
    reinvested dividends:
     Class A......................................................................         773,773        1,420,400
     Class B......................................................................         408,716          700,621
     Class C......................................................................          85,735          182,179
   Payments for redemption of shares:
     Class A......................................................................      (3,161,429)      (8,007,790)
     Class B......................................................................      (1,176,944)      (3,695,328)
     Class C......................................................................        (866,311)      (3,408,777)
                                                                                       -----------      -----------
       Increase (decrease) in net assets from capital share transactions..........       6,655,432       (3,514,187)
                                                                                       -----------      -----------
       Total increase (decrease) in net assets....................................       8,498,411       (3,289,468)
Net assets at beginning of period.................................................      49,509,639       52,799,107
                                                                                       -----------      -----------
Net assets at end of period (including excess distributions of
   net investment income of ($208,795) and ($79,388), respectively)...............     $58,008,050      $49,509,639
                                                                                       ===========      ===========

                           See accompanying notes to financial statements.

                                               ADVANTUS Mortgage Securities Fund
                                                   Notes to Financial Statements
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)

(1)      ORGANIZATION

      The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.


      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.


(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


      The significant accounting policies followed by the Fund are summarized as follows:


   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


   INVESTMENTS IN SECURITIES

      The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.


      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.


   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS Mortgage Securities Fund
Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.


(3)   INVESTMENT SECURITY TRANSACTIONS


      For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $13,887,258 and $8,728,931, respectively.


(4)   EXPENSES AND RELATED PARTY TRANSACTIONS


      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and bears the expense of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .475 percent on the first $1 billion in net assets, .46 percent on the next $1 billion and .45 percent on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .575 percent.


      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.


      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.


      The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

                                               ADVANTUS Mortgage Securities Fund
                                       Notes to Financial Statements - continued

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed .95 percent of Class A average daily net assets,
1.70 percent of Class B average daily net assets and 1.70 percent of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. For the period ended March 31, 2001, Advantus Capital contractually agreed to absorb $106,693 in expenses that were otherwise payable by the Fund.

      Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $56,675.

      As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 582,050 Class A shares which represents 17.5 percent of the total outstanding Class A shares.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

(5)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares for the period ended March 31, 2001 and the year ended September 30, 2000 were as follows:


                                                          CLASS A                    CLASS B                      CLASS C
                                                   ---------------------      ----------------------       ---------------------
                                                    2001          2000          2001          2000          2001          2000
                                                   -------       -------       -------       -------       -------       -------
Sold.........................................      491,151       455,324       372,546       372,781       131,969       133,531

Issued for reinvested distributions..........       73,073       139,741        38,499        68,417         8,082        17,903

Redeemed.....................................     (300,101)     (788,446)     (111,418)     (362,776)      (82,500)     (334,413)
                                                  ========      ========      ========      ========       ========     ========
                                                   264,123      (193,381)      299,627       (28,422)       57,551      (182,979)
                                                  ========      ========      ========      ========       ========     ========

(6)   ILLIQUID SECURITIES

      At March 31, 2001, investments in illiquid securities are limited to 15 percent of net assets at the time of purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at March 31, 2001 was $6,613,471 which represents 11.4% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS Mortgage Securities Fund
Notes to Financial Statements - continued


(7) FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                             CLASS A
                                       ------------------------------------------------------------------------------
                                       PERIOD FROM
                                       OCTOBER 1,
                                         2000 TO                      YEAR ENDED SEPTEMBER 30,
                                        MARCH 31,   ----------------------------------------------------------------
                                          2001          2000        1999            1998         1997          1996
                                       ----------   ----------    --------        --------     --------       ------
Net asset value, beginning
  of period ......................       $10.37        $10.30        $10.75        $10.54        $10.23        $10.36
                                         ------        ------        ------        ------        ------        ------
Income from investment
  operations:

  Net investment income ..........          .36           .69           .69           .64           .70           .62

  Net gains (losses) on securities
   (both realized and unrealized)           .40           .09          (.45)          .25           .33          (.13)
                                         ------        ------        ------        ------        ------        ------
   Total from investment
     operations ..................          .76           .78           .24           .89          1.03           .49
                                         ------        ------        ------        ------        ------        ------
  Less distributions:

   Dividends from net
     investment income ...........         (.38)         (.70)         (.68)         (.65)         (.72)         (.62)

   Tax return of capital .........         --            (.01)         (.01)         (.03)         --            --
                                         ------        ------        ------        ------        ------        ------
     Total distributions .........         (.38)         (.71)         (.69)         (.68)         (.72)         (.62)
                                         ------        ------        ------        ------        ------        ------
Net asset value, end of period ...       $10.75        $10.37        $10.30        $10.75        $10.54        $10.23
                                         ======        ======        ======        ======        ======        ======
Total return (a) .................         7.55%         7.70%         2.26%         8.73%        10.37%         4.83%

Net assets, end of period
  (in thousands) .................      $35,818       $31,814       $33,617       $32,268       $28,089       $23,692

Ratio of expenses to average
  daily net assets (b) ...........          .96%(c)       .95%          .95%          .95%           95%         1.26%

Ratio of net investment income
  (loss) to average daily
  net assets (b) .................         6.79%(c)      6.81%         6.29%         6.02%         6.77%         6.05%

Portfolio turnover rate
  (excluding short-term
  securities) ....................         17.2%         64.7%        127.1%        152.5%         85.1%        125.2%


---------------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $106,693, $180,596, $125,275, $134,706, $121,780, and $35,718 in expenses for the period ended March 31, 2001, and the years ended September 30, 2000, 1999, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.38%, 1.32%, 1.21%, 1.29%, 1.37%, and 1.40%, respectively, and the ratio of net investment income to average daily net assets would have been 6.38%, 6.44%, 6.03%, 5.68%, 6.35%, and 5.91%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.16%, 2.07%, 1.94%, 1.99%, 2.07%, and 2.09%, respectively, and the ratio of net investment income to average daily net assets would have been 5.68%, 5.69%, 5.33%, 5.04%, 5.71%, and 5.30%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.18%, 2.07%, 1.94%, 1.99%, 2.07%, and 2.08%, respectively, and the ratio of net investment income to average daily net assets would have been 5.68%, 5.69%, 5.34%, 5.11%, 5.74%, and 5.32%, respectively.

(c) Adjusted to an annual basis.

                                               ADVANTUS Mortgage Securities Fund
                                       Notes to Financial Statements - continued

                                                                      CLASS B
                                         ----------------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,
                                           2000 TO                         YEAR ENDED SEPTEMBER 30,
                                           MARCH 31,     -------------------------------------------------------------
                                            2001           2000         1999          1998          1997         1996
                                         ------------    -------       -------       --------      -------     --------
Net asset value, beginning
  of period ......................          $10.39        $10.33        $10.77        $10.56        $10.24        $10.37
                                            ------        ------        ------        ------        ------        ------
Income from investment
  operations:

  Net investment income ..........             .32           .61           .61           .57           .63           .54

  Net gains (losses) on securities
   (both realized and unrealized)              .40           .08          (.44)          .24           .33          (.13)
                                            ------        ------        ------        ------        ------        ------
   Total from investment
     operations ..................             .72           .69           .17           .81           .96           .41
                                            ------        ------        ------        ------        ------        ------
  Less distributions:

   Dividends from net
     investment income ...........            (.34)         (.62)         (.60)         (.57)         (.64)         (.54)

   Tax return of capital .........            --            (.01)         (.01)         (.03)         --            --
                                            ------        ------        ------        ------        ------        ------
     Total distributions .........            (.34)         (.63)         (.61)         (.60)         (.64)         (.54)
                                            ------        ------        ------        ------        ------        ------
Net asset value, end of period ...          $10.77        $10.39        $10.33        $10.77        $10.56        $10.24
                                            ======        ======        ======        ======        ======        ======
Total return (a) .................            7.25%         6.90%         1.51%         7.92%         9.65%         4.06%

Net assets, end of period
  (in thousands) .................         $18,193       $14,436       $14,057       $10,079        $6,079        $3,375

Ratio of expenses to average
  daily net assets (b) ...........            1.74%(c)      1.70%         1.70%         1.70%         1.70%         2.01%

Ratio of net investment income
  (loss) to average daily
  net assets (b) .................            6.10%(c)      6.06%         5.57%         5.33%         6.08%         5.38%

Portfolio turnover rate
  (excluding short-term
  securities) ....................            17.2%         64.7%        127.1%        152.5%         85.1%        125.2%


                                                                                 CLASS C
                                                        ---------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,
                                            2000                             YEAR ENDED SEPTEMBER 30,
                                          MARCH 31,      ---------------------------------------------------------------
                                            2001         2000            1999        1998          1997           1996
                                          --------      -------        -------      -------       ------         ------
Net asset value, beginning
  of period ......................         $10.37        $10.31        $10.76        $10.55        $10.23        $10.37
                                           ------        ------        ------        ------        ------        ------
Income from investment
  operations:

  Net investment income ..........            .32           .61           .61           .57           .63           .54

  Net gains (losses) on securities
   (both realized and unrealized)             .40           .08          (.45)          .24           .33          (.14)
                                           ------        ------        ------        ------        ------        ------
   Total from investment
     operations ..................            .72           .69           .16           .81           .96           .40
                                           ------        ------        ------        ------        ------        ------
  Less distributions:

   Dividends from net
     investment income ...........           (.34)         (.62)         (.60)         (.57)         (.64)         (.54)

   Tax return of capital .........           --            (.01)         (.01)         (.03)         --            --
                                           ------        ------        ------        ------        ------        ------
     Total distributions .........           (.34)         (.63)         (.61)         (.60)         (.64)         (.54)
                                           ------        ------        ------        ------        ------        ------
Net asset value, end of period ...         $10.75        $10.37        $10.31        $10.76        $10.55        $10.23
                                           ======        ======        ======        ======        ======        ======
Total return (a) .................           7.15%         6.89%         1.50%         7.92%         9.66%         4.07%

Net assets, end of period
  (in thousands) .................         $3,997        $3,259        $5,126        $4,343        $2,187        $1,139

Ratio of expenses to average
  daily net assets (b) ...........           1.75%(c)      1.70%         1.70%         1.70%         1.70%         2.01%

Ratio of net investment income
  (loss) to average daily
  net assets (b) .................           6.11%(c)      6.06%         5.58%         5.40%         6.11%         5.39%

Portfolio turnover rate
  (excluding short-term
  securities) ....................           17.2%         64.7%        127.1%        152.5%         85.1%        125.2%

SHAREHOLDER SERVICES



     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[ADVANTUS LOGO]
                                 ADVANTUS-TM-
                                FAMILY OF FUNDS

                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                 1-800-237-1838

                                                       ------------------------
SECURIAN FINANCIAL SERVICES, INC.                          PRESORTED STANDARD
400 ROBERT STREET NORTH                                    U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                      ST. PAUL, MN
                                                           PERMIT NO. 3547
ADDRESS SERVICE REQUESTED                              ------------------------




F.48640 5-2001